American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	December 31
ASSETS	2015	2014

Cash and due from banks	$19,352	$29,272
Interest-bearing deposits in other banks	75,985	38,031

Securities available for sale, at fair value	340,349	344,716
Restricted stock, at cost	5,312	4,367
Loans held for sale	3,266	616

Loans	1,005,525	840,925
Less allowance for loan losses	(12,601)	(12,427)
Net Loans	992,924	828,498

Premises and equipment, net	23,567	23,025
Other real estate owned, net	2,184	2,119
Goodwill	43,872	39,043
Core deposit intangibles, net	2,683	2,045
Bank owned life insurance	17,658	15,193
Accrued interest receivable and other assets	19,737	19,567

Total assets	$1,546,889	$1,346,492

Liabilities
Demand deposits -- noninterest-bearing	$322,442	$254,458
Demand deposits -- interest-bearing	227,030	193,432
Money market deposits	200,495	174,000
Savings deposits	115,383	90,130
Time deposits	397,310	363,817
Total deposits	1,262,660	1,075,837

Customer repurchase agreements	40,611	53,480
Long-term borrowings	9,958	9,935
Junior subordinated debt	27,622	27,521
Accrued interest payable and other liabilities	8,203	5,939
Total liabilities	1,349,054	1,172,712

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—

Common stock, $1 par, 20,000,000 shares authorized,
8,622,007 shares outstanding at December 31, 2015 and
7,873,474 shares outstanding at December 31, 2014	8,605	7,872
Capital in excess of par value	75,375	57,650
Retained earnings	111,565	104,594
Accumulated other comprehensive income, net	2,290	3,664
Total shareholders' equity	197,835	173,780

Total liabilities and shareholders' equity	$1,546,889	$1,346,492

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2015	2014	2015	2014
Interest and Dividend Income:
Interest and fees on loans	$11,849	$9,859	$46,860	$39,257
Interest on federal funds sold	—	—	6	—
Interest and dividends on securities:
Taxable	1,051	925	4,072	3,775
Tax-exempt	882	954	3,681	3,971
Dividends	88	75	346	296
Other interest income	81	56	204	156
Total interest and dividend income	13,951	11,869	55,169	47,455

Interest Expense:
Interest on deposits	1,228	1,144	4,811	4,654
Interest on short-term borrowings	2	1	9	9
Interest on long-term borrowings	81	82	324	325
Interest on junior subordinated debt	196	187	760	742
Total interest expense	1,507	1,414	5,904	5,730

Net Interest Income	12,444	10,455	49,265	41,725
Provision for loan losses	250	250	950	400

Net Interest Income After Provision
for Loan Losses	12,194	10,205	48,315	41,325

Noninterest Income:
Trust fees	972	1,065	3,935	4,196
Service charges on deposit accounts	523	450	2,066	1,735
Other fees and commissions	590	487	2,377	1,903
Mortgage banking income	333	246	1,320	1,126
Securities gains (losses), net	314	1	867	505
Other	1,086	543	2,722	1,711
Total noninterest income	3,818	2,792	13,287	11,176

Noninterest Expense:
Salaries	3,920	3,798	16,554	14,688
Employee benefits	1,096	367	4,311	2,988
Occupancy and equipment	1,135	948	4,425	3,727
FDIC assessment	185	161	750	647

Bank franchise tax	223	232	898	901
Core deposit intangible amortization	300	226	1,201	1,114
Data processing	414	394	1,725	1,448
Software	308	274	1,158	1,019
Other real estate owned, net	39	92	99	240
Merger related expenses	50	512	1,998	780
Other	1,796	1,939	7,424	7,006
Total noninterest expense	9,466	8,943	40,543	34,558

Income Before Income Taxes	6,546	4,054	21,059	17,943
Income Taxes	1,939	1,164	6,020	5,202
Net Income	$4,607	$2,890	$15,039	$12,741

Net Income Per Common Share:
Basic	$0.53	$0.37	$1.73	$1.62
Diluted	$0.53	$0.37	$1.73	$1.62
Weighted Average Common Shares Outstanding:
Basic	8,627,414	7,855,872	8,680,502	7,867,198
Diluted	8,634,570	7,866,111	8,688,648	7,877,576

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2015	2015	2014	2015	2014
EARNINGS
Interest income	$13,951	$13,542	$11,869	$55,169	$47,455
Interest expense	1,507	1,481	1,414	5,904	5,730
Net interest income	12,444	12,061	10,455	49,265	41,725
Provision for loan losses	250	—	250	950	400
Noninterest income	3,818	3,055	2,792	13,287	11,176
Noninterest expense	9,466	9,388	8,943	40,543	34,558
Income taxes	1,939	1,691	1,164	6,020	5,202
Net income	4,607	4,037	2,890	15,039	12,741

PER COMMON SHARE
Net income per share - basic	$0.53	$0.47	$0.37	$1.73	$1.62
Net income per share - diluted	0.53	0.47	0.37	1.73	1.62
Cash dividends paid	0.24	0.23	0.23	0.93	0.92
Book value per share (a)	22.95	22.81	22.07	22.95	22.07
Book value per share - tangible (a) (b)	17.55	17.32	16.86	17.55	16.86
Closing market price	25.61	23.45	24.81	25.61	24.81

FINANCIAL RATIOS
Return on average assets	1.20%	1.07%	0.86%	0.99%	0.97%
Return on average equity	9.32	8.25	6.63	7.65	7.40
Return on average tangible equity (c)	12.77	11.42	9.12	10.62	10.31
Average equity to average assets	12.88	12.95	13.04	12.90	13.12
Tangible equity to tangible assets (b)	10.08	10.18	10.16	10.08	10.16
Net interest margin, taxable equivalent	3.68	3.64	3.59	3.70	3.66
Efficiency ratio (d)	57.52	61.25	64.60	63.81	63.41
Effective tax rate	29.62	29.52	28.71	28.59	28.99

PERIOD-END BALANCES
Securities	$345,661	$363,614	$349,250	$345,661	$349,083
Loans held for sale	3,266	2,998	616	3,266	616
Loans, net of unearned income	1,005,525	980,984	840,925	1,005,525	840,925
Goodwill and other intangibles	46,555	47,316	41,088	46,555	41,088
Assets	1,546,894	1,512,437	1,346,492	1,546,894	1,346,492
Assets - tangible (b)	1,500,339	1,465,121	1,305,404	1,500,339	1,305,404
Deposits	1,262,660	1,226,521	1,075,837	1,262,660	1,075,837
Customer repurchase agreements	40,611	43,579	53,480	40,611	53,480
Long-term borrowings	37,580	37,549	37,456	37,580	37,456
Shareholders' equity	197,835	196,451	173,780	197,835	173,780
Shareholders' equity - tangible (b)	151,280	149,135	132,692	151,280	132,692

AVERAGE BALANCES
Securities	$349,116	$357,427	$331,785	$349,116	$338,468
Loans held for sale	3,446	2,873	982	2,531	1,672
Loans, net of unearned income	983,725	982,212	815,271	973,329	803,187
Interest-earning assets	1,386,256	1,380,576	1,220,818	1,391,486	1,196,095
Goodwill and other intangibles	47,193	47,446	41,222	47,575	41,620
Assets	1,534,247	1,511,464	1,338,240	1,523,766	1,312,472
Assets - tangible (b)	1,487,054	1,464,018	1,297,018	1,476,191	1,270,852
Interest-bearing deposits	931,223	923,840	816,965	934,716	818,381
Deposits	1,247,612	1,223,328	1,069,995	1,232,199	1,052,530
Customer repurchase agreements	42,524	45,444	50,493	48,105	43,724
Long-term borrowings	37,561	37,531	37,438	37,515	37,398
Shareholders' equity	197,658	195,660	174,453	196,518	172,207
Shareholders' equity - tangible (b)	150,465	148,214	133,231	148,943	130,587

CAPITAL
Weighted average shares outstanding - basic	8,627,414	8,668,618	7,855,872	8,680,502	7,867,198
Weighted average shares outstanding - diluted	8,634,570	8,676,571	7,866,111	8,688,648	7,877,576

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,611	$12,793	$12,620	$12,427	$12,600
Provision for loan losses	250	—	250	950	400
Charge-offs	(317)	(253)	(566)	(1,200)	(964)
Recoveries	57	71	123	424	391
Ending balance	$12,601	$12,611	$12,427	$12,601	$12,427

LOANS
Construction and land development	$72,968	$68,692	$50,863	$72,968	$50,863
Commercial real estate	428,932	424,404	391,472	428,932	391,472
Residential real estate	221,688	219,415	175,293	221,688	175,293
Home equity	98,449	98,249	91,075	98,449	91,075
Commercial and industrial	177,481	164,025	126,981	177,481	126,981
Consumer	6,007	6,199	5,241	6,007	5,241
Total	$1,005,525	$980,984	$840,925	$1,005,525	$840,925

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	—	—	—	—	—
Nonaccrual	5,205	5,360	4,112	5,205	4,112
Other real estate owned	2,184	1,333	2,119	2,184	2,119
Nonperforming assets	$7,389	$6,693	$6,231	$7,389	$6,231

ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.25%	1.29%	1.48%	1.25%	1.48%
Allowance for loan losses to

nonperforming loans	242.09	235.28	302.21	242.09	302.21
Nonperforming assets to total assets	0.48	0.44	0.46	0.48	0.46
Nonperforming loans to total loans	0.52	0.55	0.49	0.52	0.49
Annualized net charge-offs (recoveries)
to average loans	0.11	0.07	0.22	0.08	0.07

OTHER DATA
Fiduciary assets at period-end (e) (f)	$491,681	$486,173	$450,498	$491,681	$450,498
Retail brokerage assets at period-end (e) (f)	$257,546	$247,258	$210,265	$257,546	$210,265
Number full-time equivalent employees (g)	303	310	284	303	284
Number of full service offices	25	25	24	25	24
Number of loan production offices	2	2	2	2	2
Number of ATM's	33	34	31	33	31

Notes:

(a) - Unvested restricted stock of 16,649 shares are not included in the calculation at 12-31-15.
(b) - Excludes goodwill and other intangible assets.
(c) - Excludes amortization expense, net of tax, of intangible assets.
(d) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended December 31, 2015 and 2014
	(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2015	2014	2015	2014	2015	2014
Loans:
Commercial	$166,771	$122,414	$1,506	$1,340	3.58%	4.34%
Real estate	814,502	689,167	10,245	8,436	5.03	4.90
Consumer	5,898	4,672	135	93	9.08	7.90
Total loans	987,171	816,253	11,886	9,869	4.81	4.83

Securities:
Federal agencies	88,255	77,015	364	235	1.65	1.22
Mortgage-backed & CMO's	62,652	58,281	352	337	2.25	2.31
State and municipal	176,148	182,501	1,613	1,759	3.66	3.86
Other	16,970	13,988	144	115	3.39	3.29
Total securities	344,025	331,785	2,473	2,446	2.88	2.95

Deposits in other banks	74,449	72,780	81	56	0.43	0.31

Total interest-earning assets	1,405,645	1,220,818	14,440	12,371	4.11	4.05

Non-earning assets	128,602	117,422

Total assets	$1,534,247	$1,338,240

Deposits:
Demand	$223,724	$192,757	22	15	0.04	0.03
Money market	197,230	176,353	65	56	0.13	0.13
Savings	111,742	89,648	14	12	0.05	0.05
Time	398,527	358,207	1,127	1,061	1.12	1.18
Total deposits	931,223	816,965	1,228	1,144	0.52	0.56

Customer repurchase agreements	42,524	50,493	2	1	0.02	0.01
Long-term borrowings	37,561	37,438	277	269	2.95	2.87
Total interest-bearing
liabilities	1,011,308	904,896	1,507	1,414	0.59	0.62

Noninterest bearing
demand deposits	316,389	253,030
Other liabilities	8,892	5,861
Shareholders' equity	197,658	174,453
Total liabilities and
shareholders' equity	$1,534,247	$1,338,240

Interest rate spread			3.52%	3.43%
Net interest margin			3.68%	3.59%

Net interest income (taxable equivalent basis)	12,933	10,957
Less: Taxable equivalent adjustment	489	502
Net interest income	$12,444	$10,455

	Net Interest Income Analysis
	For the Years Ended December 31, 2015 and 2014
	(in thousands, except yields and rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2015	2014	2015	2014	2015	2014
Loans:
Commercial	$156,646	$122,434	$6,893	$5,436	4.40%	4.44%
Real estate	809,545	677,633	39,362	33,508	4.86	4.94
Consumer	9,669	4,792	730	354	7.55	7.39
Total loans	975,860	804,859	46,985	39,298	4.81	4.88

Securities:
Federal agencies	88,384	74,390	1,364	852	1.54	1.15
Mortgage-backed & CMO's	61,741	61,377	1,346	1,453	2.18	2.37
State and municipal	183,208	187,595	6,746	7,307	3.68	3.90
Other	15,783	15,106	532	477	3.37	3.16
Total securities	349,116	338,468	9,988	10,089	2.86	2.98

Federal funds sold	5,230	—	6	—	0.11	—
Deposits in other banks	61,280	52,768	204	156	0.33	0.30

Total interest-earning assets	1,391,486	1,196,095	57,183	49,543	4.11	4.14

Non-earning assets	132,280	116,377

Total assets	$1,523,766	$1,312,472

Deposits:
Demand	$223,825	$183,994	82	71	0.04	0.04
Money market	196,828	177,046	260	232	0.13	0.13
Savings	109,697	88,629	53	47	0.05	0.05
Time	404,366	368,712	4,416	4,304	1.09	1.17
Total deposits	934,716	818,381	4,811	4,654	0.51	0.57

Customer repurchase agreements	48,105	43,724	9	7	0.02	0.02
Other short-term borrowings	14	701	—	2	0.36	0.29
Long-term borrowings	37,515	37,398	1,084	1,067	2.89	2.85
Total interest-bearing
liabilities	1,020,350	900,204	5,904	5,730	0.58	0.64

Noninterest bearing
demand deposits	297,483	234,149
Other liabilities	9,415	5,912
Shareholders' equity	196,518	172,207

Total liabilities and
shareholders' equity	$1,523,766	$1,312,472

Interest rate spread					3.53%	3.50%
Net interest margin					3.69%	3.66%

Net interest income (taxable equivalent basis)			51,279	43,813
Less: Taxable equivalent adjustment			2,014	2,088
Net interest income			$49,265	$41,725